Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities
Undesignated Interest Rate Cap Contracts

During 2017, we entered into interest rate cap contracts, and amended them in May 2018, to mitigate the risk of interest rate increases on the floating rate portion of our senior secured credit facilities with a notional value of $2.4 billion. The fair value of the derivative included in “Other assets” on the consolidated balance sheet as of December 31, 2017 and 2018 was $22.3 million and $33.1 million, respectively.

Preferred Stock Warrant
During 2017, we were issued a warrant to purchase preferred shares of one of our investments. We concluded that the warrant is a free standing derivative in accordance with FASB ASC 815. The fair value of the derivative, included in “Other assets” on the consolidated balance sheet as of December 31, 2017 and 2018 was $4.1 million.
The following table sets forth the fair value of our derivatives by category (in thousands):

Derivatives not designated as hedging instruments	Balance Sheet Location	December 31, 2017	December 31, 2018
Undesignated interest rate cap	Other assets	$22,336	$33,086
Preferred stock warrant	Other assets	4,100	4,100
Total derivatives		$26,436	$37,186

The following table sets forth the effect of the derivative instruments in our consolidated statements of operations (in thousands):

Derivatives not designated as hedging instruments	Presentation in Statement of Operations	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2018
Undesignated interest rate cap	Included in interest expense, net	$—	$1,006	$(14,435)
Preferred stock warrant	Included in other expense, net	—	—	—
Total loss (gain) on derivative financial instruments		$—	$1,006	$(14,435)